                                                                      EXHIBIT 23
                                                                      ----------

                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 2-90123, as amended) of Caterpillar Inc. of our report dated January 21, 1994 related to the financial statements of Caterpillar Inc., appearing on page A-3 of the Appendix to the Company's 1994 Annual Meeting Proxy Statement which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedules listed in Item 14(a) of such Annual Report on Form 10-K.

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Forms S-8 (No. 33-14116 and No. 33-40598) of Caterpillar Inc. of our report dated January 21, 1994 related to the financial statements of Caterpillar Inc., appearing on page A-3 of the Appendix to the Company's 1994 Annual Meeting Proxy Statement which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedules listed in Item 14(a) of such Annual Report on Form 10-K.

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Forms S-8 (No. 33-3718, as amended, and No. 33-39280) of Caterpillar Inc. of our report dated January 21, 1994 related to the financial statements of Caterpillar Inc., appearing on page A-3 of the Appendix to the Company's 1994 Annual Meeting Proxy Statement which is incorporated in this Annual Report on Form 10-K and of our report dated February 11, 1994 related to the financial statements of the Employees' Investment Plan, appearing on page 1 of the Form 11-K Annual Report, which is included in this Annual Report on Form 10-K as Exhibit 99(a). We also consent to the incorporation by reference of our report on the Financial Statement Schedules listed in Item 14(a) of this Form 10-K.

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Forms S-8 (No. 2-97450, as amended, and No. 33-37353) of Caterpillar Inc. of our report dated January 21, 1994 related to the financial statements of Caterpillar Inc., appearing on page A-3 of the Appendix to the Company's 1994 Annual Meeting Proxy Statement which is incorporated in this Annual Report on Form 10-K and of our report dated February 11, 1994 related to the financial statements of the Savings and Investment Plan, appearing on page 1 of the Form 11-K Annual Report, which is included in this Annual Report on Form 10-K as Exhibit 99(c). We also consent to the incorporation by reference of our report on the Financial Statement Schedules listed in Item 14(a) of this Form 10-K.

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 33-8003) of Caterpillar Inc. of our report dated January 21, 1994 related to the financial statements of Caterpillar Inc., appearing on page A-3 of the Appendix to the Company's 1994 Annual Meeting Proxy Statement which is incorporated in this Annual Report on Form 10-K and of our report dated February 11, 1994 related to the financial statements of the Tax Deferred Savings Plan, appearing on page 1 of the Form 11-K Annual Report, which is included in this Annual Report on Form 10-K as Exhibit 99(d). We also consent to the incorporation by reference of our report on the Financial Statement Schedules listed in Item 14(a) of this Form 10-K.

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-46194) of Caterpillar Inc. of our report dated January 21, 1994 related to the financial statements of Caterpillar Inc., appearing on page A-3 of the Appendix to the Company's 1994 Annual Meeting Proxy Statement which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedules listed in Item 14(a) of this Form 10-K.


[SIGNATURE] (Price Waterhouse)

PRICE WATERHOUSE

Peoria, Illinois
February 11, 1994